Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 7 — Income Taxes

NYIAX, Inc. is taxed as a “C” Corporation subject to federal, state and local income taxes.

For the years ended December 31, 2022 and 2021, NYIAX did not have any income for tax purposes and therefore, no current tax liability or expense has been recorded in these financial statements.

A reconciliation of income tax expense computed at the statutory federal income tax rate to the provision for income taxes for the years ended December 31, 2022 and 2021 is as follows:

	2022	2021
Net Loss for the Year	$(11,114,179)	$(13,498,626)
Statutory federal income tax rate	21%	21%
Tax benefit using statutory federal income tax rate	$(2,333,977)	$(2,834,711)
State and local taxes, net of federal benefit	(965,370)	(1,286,910)
Non-deductible expenses, net of federal income tax rate	328,290	432,078
Start-up Costs	(146,490)
Change in valuation allowance	2,685,198	3,730,000
SBC	430,501
Other, net	1,849	(40,457)
Income tax expense (benefit)	$—	$—
Effective income tax rate	0%	0%

At December 31, 2022, the Company has available Federal net operating loss carryforwards (“NOLs”), of approximately $23.9 million to reduce future taxable income which do not expire but are limited to 80% of taxable income and approximately $23.9 million in multiple states the earliest expiring in 2040.

Management has determined that it is not more-likely-than-not that the deferred tax assets will be realized. A full valuation allowance is provided against the deferred tax assets at December 31, 2022 and 2021.

Deferred tax asset at December 31, 2022 and 2021 consists of the following:

	2022	2021
Deferred tax asset
Start-up costs	$5,042,480	$5,188,000
Stock based compensation	2,738,000	2,727,000
Section 174	101,398
Net Operating Loss	$7,377,233	$4,729,000
Other	(81,973)	79,000
	15,177,167	12,723,000
Valuation allowance	$(15,177,167)	$(12,723,000)

Net deferred taxes	$—	$—